MFS(R) EMERGING MARKETS EQUITY FUND

                        Supplement to Current Prospectus


Effective immediately, the following paragraph in the sub-heading entitled "How to Redeem Shares -Redemption Fee", under main heading 6 "HOW TO PURCHASE, REDEEM AND EXCHANGE SHARES" is hereby deleted in its entirety:

Effective November 1, 2006, the second bullet above will change to: Transactions by retirement plans (including qualified and non-qualified retirement plans); provided, however, the redemption fee will be imposed upon a participant directed exchange that is affected within 30 calendar days following a purchase of those shares by means of another participant directed exchange.

                The date of this supplement is October 27, 2006.